EXHIBIT 10.3

ESCROW AGREEMENT

AMENDED AND RESTATED ESCROW AGREEMENT

THIS AMENDED AND RESTATED ESCROW AGREEMENT (this "Agreement") dated as of February 2, 2004, amends and restates that certain escrow agreement, dated as of November 10, 2003 among Zion Oil & Gas, Inc., a Delaware Corporation (the "Company"), COMMERCE BANK/DELAWARE, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the "Escrow Agent") and NETWORK 1 FINANCIAL SECURITIES, INC. (the "Underwriter").

WITNESSETH:

The Company, pursuant to a registration statement and preliminary prospectus filed with the Securities and Exchange Commission ("SEC") on Form SB-2 dated July 15, 2003, and subject to further amendment (the "Prospectus") is offering securities (the "Offering") to certain qualified subscribers (the "Subscribers") consisting of shares of the Company's common stock (the "Shares"), for a purchase price of $5.00 per Share. The aggregate subscriptions that must be received before any subscription payments will be released to the Company from the escrow created pursuant to the terms and conditions contained herein is 1,300,000 Shares, or $6,500,000 (the "Minimum Subscription Amount"), which amount may be changed by the Company by amendment to the Prospectus and written notice to the Escrow Agent and Underwriter prior to the "Effective Date" (as hereinafter defined). Thereafter, subscription payments will be released to the Company and commissions paid directly to the Underwriter upon written request by the Company and the Underwriter to the Escrow Agent.

The offering will be made on a "best efforts minimum/maximum" basis by the Underwriter, and by some other placement agents who are registered with the NASD, beginning on a day (the "Escrow Effective Date") designated by the Company promptly after being notified by the SEC that the registration statement is effective. If the Minimum Subscription Amount is not received by May 31, 2004 (or 90 days later if extended by the Company) the offering and sale of the Shares will terminate on such date (the "Minimum Offering Termination Date"). If the minimum is reached, then the maximum of 7,000,000 Shares or $35,000,000 may be accepted by the Company before December 31, 2004 (the "Maximum Offering Termination Date"). The minimum subscription is 100 Shares ($500) and all subscriptions that comply with the terms of the Prospectus will be denominated in $500 increments.

NOW, THEREFORE, the Company, the Underwriter and the Escrow Agent agree as follows:

1. Deposits. The Company agrees to provide the Escrow Agent, in writing, with the Escrow Effective Date promptly upon its determination. Pursuant to the terms of the Offering, the Underwriter will deliver (or cause the other placement agents to deliver) to the Escrow Agent each subscription payment (a "Subscription Payment") received by the Company, the Underwriter and/or the other placement agents from subscribers. The Subscription Payments of such subscribers will be collectively held in one escrow account by the Escrow Agent on the terms and conditions hereinafter set forth. The Underwriter will maintain all subscriber records and at least bi-weekly supply the Escrow Agent and the Company with a list showing each new subscriber not on any previous list with the subscriber's name, address and amount of Subscription Payment. Each Subscription Payment received by the Underwriter from a subscriber shall be forwarded to the Escrow Agent along with a copy of the subscription agreement signed by the subscriber, in the form of Annex A hereto (the "Subscription Agreement"), setting forth the name, address, social security number and telephone number of such subscriber, the number of Shares being purchased and the purchase price being paid for same. If the Subscription Payment is in the form of a check, it shall be enclosed with the Subscription Agreement. If the Subscription Payment is to be made by wire transfer, the Subscription Agreement shall also state the name, address and telephone number of the financial institution that will be wiring such Subscription Payment.

Each Subscription Payment received by the Escrow Agent from the Underwriter will be deposited and held in accordance with Section 6(a) below. Such account will be held in the name of Zion Oil & Gas, Inc. Escrow Account (the "Escrow"). All monies in the Escrow shall be called, in the aggregate, the "Escrow Fund." It is understood that all checks received by Escrow Agent are subject to clearance time and the funds represented thereby cannot be drawn upon or invested until such time as the same constitute good and collected funds. It is additionally understood that should any checks be returned to the Escrow Agent as uncollectible, or returned because of insufficient funds, the Escrow Agent is authorized and instructed to charge expenses incurred by the Escrow Agent on such uncollected checks to the Escrow. The Escrow Agent shall redeposit such check(s) for collection only upon the verbal instruction of the Underwriter; however, in no instance shall the check(s) be presented for collection more than two (2) times. Should the check(s) be uncollectible after the second presentation, the Escrow Agent, shall promptly notify the Company and return the check(s) to the Company (or the placement agent who delivered it to the Escrow Agent).

2. Acceptance or Rejection of Subscription Payment. The Company hereby certifies that the Subscription Agreement provides that the purchase of any Shares is subject to the approval of the Company. The Company agrees to notify the Escrow Agent and the Underwriter in writing or telephonically with written confirmation as to which Subscriptions are being accepted and which rejected. Subscription Payments for rejected subscriptions shall be promptly refunded to the respective subscribers in accordance with the provisions of SEC Rule 10b-9 at the close of the Escrow pursuant to the procedure described in Paragraph 4 hereof, as applicable, or as otherwise directed in writing by the Company. Interest on rejected subscriptions shall be paid to the subscribers, pro rata.

3. Release of Escrow Fund on Closing. If on a Closing Date (as defined in the Prospectus) the Escrow Agent (a) holds Subscription Payments, representing subscriptions as to which the Company has notified the Escrow Agent, pursuant to paragraph 2 hereof, that the Company has accepted, and (b) has received from the Company and the Underwriter a certificate stating that all conditions to such Closing have been met (i.e. specifically, in the case of the Initial Closing, that the Minimum Subscription Amount has been accepted), then the Escrow Agent is authorized and instructed to make the following payments: (i) all principal amounts, and accumulated interest thereon, held by the Escrow Agent in the Escrow representing subscriptions as to which the Company and the Underwriter have notified the Escrow Agent, pursuant to Paragraph 2 hereof, that the Company has accepted, shall be paid to the Company and the Underwriter in the proportions designated in the certificate; (ii) all principal amounts held by the Escrow Agent in the Escrow, representing subscriptions as to which the Company has notified the Escrow Agent, pursuant to paragraph 2 hereof, that the Company has rejected, shall be paid to the rejected subscribers pro rata. All payments to be made by the Escrow Agent to a subscriber shall be forwarded to the last known address of the subscriber, as communicated in writing to the Escrow

Agent by the Underwriter, mailed by first class mail. All payments to be made by the Escrow Agent to the Company shall be forwarded to the Company at 6510 Abrams Road, Suite 300, Dallas, Texas 75231, or transmitted by wire transfer to such account as the Company shall direct. All payments to be made by the Escrow Agent to the Underwriter shall be transmitted by wire transfer to such account as the Underwriter shall direct. Upon release of any funds pursuant to this Paragraph 3, the Escrow shall be closed as to the funds released; provided, however, that this Agreement shall remain in effect for further Subscription Payments received by the Escrow Agent from subscribers which shall be placed in Escrow and held by the Escrow Agent in accordance with the terms of this Agreement.

4. Other Refunds. If the Escrow Agent has received from the Company and the Underwriter a certificate stating that the Offering is being terminated without the Minimum Subscription Amount having been received, then the Escrow Agent is authorized and instructed to make the following payments: (i) all principal amounts held by the Escrow Agent in the Escrow shall be paid to the subscribers of the Company; (ii) all earnings, less the expenses incurred by the Escrow Agent for uncollected checks, if any, shall be paid to the subscribers pro rata. All payments to be made by the Escrow Agent to a subscriber, as communicated in writing to the Escrow Agent by the Company, will be mailed by first class mail. All payments to be made by the Escrow Agent to the Company shall be forwarded to the Company at 6510 Abrams Road, Suite 300, Dallas, TX 75231 or transmitted by wire transfer to such account as the Company may direct. Upon release of the funds pursuant to this Paragraph 4, the Escrow Agent's duties as Escrow Agent will cease and the Escrow shall be closed.

5. Fees. The Company hereby agrees that the Escrow Agent shall be entitled to an acceptance fee of $1,000, and an annual administration fee of $4,000 plus all out of pocket expenses (approved by the Company) incurred by the Escrow Agent (the "Escrow Fee"). The acceptance fee is due and payable by upon execution of the Escrow Agreement. The first year's annual administration fee is due and payable upon execution of the Escrow Agreement. The Escrow Agent agrees that in the event that a subsidiary company to the Company is formed to facilitate investment in the Company, the Escrow Fee shall include services to the subsidiary Company which are the same as the services set forth herein to the Company and the Escrow Fee shall be prorated between the two companies

6. Rights, Liabilities and Indemnification of the Escrow Agent.

(a) The Escrow Fund shall be invested by the Escrow Agent in accordance with the signed, written instructions of chairman, the President, any executive vice-president or the Vice President of Finance of the Company (the "Authorized Officers"), which instructions shall comply with the investments permitted under SEC Rule 15c2-4 and SEC staff interpretations thereunder. In the absence of written instructions from the above-named party, the Escrow Agent shall invest the Escrow Fund only in investments permitted under SEC Rule 15c2-4 and SEC staff interpretations thereunder.

  In investing the Escrow Fund, the Escrow Agent shall rely upon the written instructions of an Authorized Officer and the Escrow Agent shall be and hereby is relieved of all liability with respect to making, holding, redeeming or selling such investments in accordance with such instructions. In the absence of the written investment instructions contemplated herein, for any reason whatsoever, the Escrow Agent shall be and hereby is relieved of all liability with respect to making, holding, redeeming or selling investments made in accordance with the preceding paragraph which prescribes the permissible investment vehicles for the Escrow Fund absent written instructions from an Authorized Officer.

  In accordance with SEC Rule 15c2-4 and SEC Staff interpretations, the Escrow Agent may invest the Escrow Fund in (1) bank accounts, (2) bank money-market accounts, (3) short-term certificates of deposit issued by a bank, and/or (4) short-term securities issued or guaranteed by the U.S. Government.

  Escrow Agent agrees not to invest in an otherwise permissible investment under SEC Rule 15c2-4 if that investment's maturity date extends beyond the anticipated Closing Date, unless the investments can readily be disposed of for cash by the Closing Date without any dissipation of the Escrow Fund.

  Escrow Agent is and shall be under no duty to enforce the obligation of the Company to furnish written investment instructions.

(b) The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of any agreement between the Company and the Underwriter or its placement agents.

(c) The parties hereto represent to the Escrow Agent that they are authorized to enter into the Escrow Agreement by their duly authorized representatives and that the Escrow Agent is entitled to rely on this representation without the need to confirm the authority of the representatives.

(d) The duties and obligations of the Escrow Agent shall be limited to and determined solely by the express provisions of this Escrow Agreement and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.

(e) The Escrow Agent is not bound by and is under no duty to inquire into the terms or validity of any other agreements or documents, including any agreements or documents which may be related to, referred to in or deposited with the Escrow Agent in connection with this Escrow Agreement.

(f) The Escrow Agent shall be entitled to rely upon and shall be protected in acting in reliance upon any instruction, notice, information, certificate, instrument or other document which is submitted to it in connection with its duties under this Escrow Agreement and which the Escrow Agent in good faith believes to have been signed or presented by the proper party or parties. The Escrow Agent shall have no liability with respect to the form, execution, validity or authenticity thereof.

(g) The Escrow Agent shall not be liable for any act which the Escrow Agent may do or omit to do hereunder, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent or attorney appointed by it, while acting in good faith, unless caused by or arising from its own gross negligence or willful misconduct.

(h) The Escrow Agent shall be entitled to consult with counsel of its own selection and the opinion of such counsel shall be full and complete authorization and protection to the Escrow

Agent in respect of any action taken or omitted by the Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

(i) The Escrow Agent shall have the right at any time to resign for cause and be discharged of its duties as Escrow Agent hereunder by giving written notice of its resignation to the other parties hereto at least sixty days prior to the date specified for such resignation to take effect. Such "cause" permitting the Escrow Agent to resign shall occur upon (i) the non-payment of any fees due from the Company hereunder for thirty (30) days after written notification of such non-payment from Escrow Agent; and (ii) the Company's receipt of a final, non-appealable cease and desist order from the SEC terminating the purchase and sale of the Shares in the public market place. In addition to the forgoing, the Company shall have the right to terminate this Agreement for any reason or for no reason upon thirty (30) days written notice to the Escrow Agent. All obligations of the Escrow Agent hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to hold the Escrow Fund (including accrued interest thereon), for a period of thirty days following the effective date of resignation.

(j) If a successor escrow agent shall have been appointed and written notice thereof shall have been given to the resigning Escrow Agent by parties hereto and the successor escrow agent, then the resigning Escrow Agent shall deliver the Escrow Fund (including accrued interest thereon), to the successor escrow agent.

(k) If a successor escrow agent shall not have been appointed, for any reason whatsoever, the resigning Escrow Agent shall deliver the Escrow Fund (including accrued interest thereon). to a court of competent jurisdiction and give written notice of the same to the parties hereto. The resigning Escrow Agent shall be entitled to be reimbursed by the Company for any reasonable expenses incurred in connection with its resignation and transfer of the Escrow Fund, pursuant to and in accordance with the provisions of this section.

(l) The Company and the Underwriter agree to indemnify and hold the Escrow Agent harmless from and against any and all liabilities, causes of action, claims, demands, judgments, damages, costs and expenses (including reasonable attorneys fees and expenses) that may arise out of or in connection with the Escrow Agent's good faith acceptance of or performance of its duties and obligations under this Escrow Agreement.

(m) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Fund which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent shall have the absolute right to suspend all further performance under this Escrow Agreement (except for the safekeeping of the Escrow Fund) until the resolution of such uncertainty or conflicting instructions to the Escrow Agent's sole satisfaction by final judgment of a court of competent jurisdiction, joint written instructions from all of the other parties hereto, or otherwise.

(n) In the event that any controversy arises between one or more of the parties hereto or any other party with respect to this Escrow Agreement or the Escrow Fund, the Escrow Agent shall not be required to determine the proper disposition of such controversy or the proper disposition of the Escrow Fund and shall have the absolute right, in its sole discretion, to deposit the Escrow Fund with the Clerk of a court of competent jurisdiction, file a suit in interpleader and obtain an order from the court requiring all parties involved to litigate in such court their respective claims arising out of or in connection with the Escrow Fund. Upon the deposit by the Escrow Agent of the Escrow Fund with the Clerk of a court of competent jurisdiction in accordance with this provision, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

(o) Neither this Escrow Agreement, nor any other agreement between or among the Company, the Underwriter and the Escrow Agent shall be deemed to create a joint venture between or among the Escrow Agent, the Underwriter and the Company. The Escrow Agent shall not be considered the alter ego of the Company or the Underwriter by virtue of this Agreement, or any other agreement.

7. Modification, Amendment, Rescission. No rescission, modification, amendment, supplement or change of this Escrow Agreement shall be valid or in effect unless notice thereof in writing is signed by all three parties hereto.

8. Successors and Assigns. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors or assigns.

9. Copies. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10. Notices. All notices, instructions and other communications under this Escrow Agreement shall be in writing except as otherwise specified herein and shall be deemed duly given if sent by (i) confirmed facsimile transmission or (ii) certified or registered mail, postage prepaid, return receipt requested and addressed as follows:

(a) If to the Escrow Agent:

Commerce Bank/Delaware, National Association
Attn: Corporate Trust Services
1701 Route 70 East
Cherry Hill, NJ 08034
Phone Number (856) 751-2737
Fax Number: (856) 470-6186

(b) If to the Company:

Zion Oil & Gas, Inc.
Attn: Vice-President of Finance
6510 Abrams Road, Suite 300
Dallas, TX 75231
Phone Number 214-221-4610
Fax Number: 214-221-6510

(c) If to the Underwriter:

Network 1 Financial Securities, Inc
Attn: Michael Zarraga
Building 2 Penthouse
2 Bridge Street
Red Bank, NJ 07701
Phone Number: 800-886-7007
Fax Number: 732-758-6671

11. Applicable Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the day and year first above written.

ZION OIL & GAS, INC. (the "Company")

By: /s/ E. A. Soltero

Title: President

COMMERCE BANK/DELAWARE, National Association (the "Escrow Agent")

By Authorized Officer: /s/ Arlene M. Murphy

Title: Corporate Trust Officer

NETWORK 1 FINANCIAL SECURITIES, INC. (the "Underwriter")

By Authorized Officer: /s/ William Hunt

Title: President

ANNEX A

Zion Oil & Gas, Inc.

SUBSCRIPTION AGREEMENT

The Investor named below, by payment of a wire transfer or check payable to ZION OIL & GAS, INC. - ESCROW ACCOUNT, hereby subscribes for shares of common stock, $.01 par value ("the Shares") indicated below (minimum purchase of 100 shares at a purchase price of $5.00 per Share) of Zion Oil & Gas, Inc. Shares must be purchased in increments of $500. By such payment, the named Investor acknowledges receipt of the Prospectus and any amendment, the terms of which govern the investment in the Shares.

A. INVESTMENT:

(1) No. of Shares purchased _________. Dollar Amount: $___________

(2) [ ]Initial Purchase; or [ ]Additional Purchase

(3) [ ]Check Payment Enclosed: Number:_________ Date:___/___/____; or

(4) [ ]Wire Transfer: Sending Bank:______________________Wire #:_________ Date:___/___/____

Address_____________________________________Phone #_______________

B. REGISTRATION:

(1) Registered Owner: [ ]Mr. [ ]Mrs. [ ]Ms. ]Dr. [ ]Other _______________________________

Name:_______________________________________________________________________________

(2) Co-owner: [ ]Mr. [ ]Mrs. [ ]Ms. [ ]Dr. [ ]Other _____________________________________

Name:_______________________________________________________________________________

(3) Mailing Address: __________________________________________________________________

(4) Residence Address (if different from above):_____________________________________________

(5) Telephone #: (Home) (_____) _____ - ________ (Office) (_____) _____ - ________________

(6) Email Address:_____________________________________________________________________

(7) Birth Date:______ /______ /____ (8)Birth Date Co-Owner_____/_____/________

(9) Please indicate Citizenship Status: [ ]U.S. Citizen [ ]Other_________________________

(10) Social Security or (National Identity) Number:___________________________________________

(11) Co-Owner:_______________________________________________________________________

Corporate or Custodial Taxpayer ID #: __________________________________________________

C. OWNERSHIP: [ ]Individual Ownership [ ]IRA or Keogh [ ]Joint Tenants with Rights of Survivorship [ ]Trust/Date of Trust Established Pension/Trust ___ / ___ / ___ (S.E.P.)

[ ]Tenants in Common [ ]Tenants by the Entirety [ ]Corporate Ownership [ ]Partnership

[ ]Other _____________________________________________________________________________

Zion Oil & Gas, Inc.-Subscription Agreement, page 2

D. SIGNATURES: By signing below, I/we represent that I/we have relied on the information set forth in the Prospectus, as and if amended, and on no other statement whatever, whether written or oral.

Signatures - Registered Owner: ___________________ Co-Owner: _____________________________

  Print Names of Custodian or Trustee:

_____________________________________________________________ Date:__________________

Authorized Signature: ________________________Witness Signature: __________________________

F. RETURN OF PAYMENT SHOULD BE SENT TO (IF DIFFERENT FROM REGISTERED OWNER):

Name: _________________________________ c/o: __________________________________________

Address: _____________________________________________________________________________

Account #___________________________ Phone: (_____) ______ - _____________

G. BENEFICIAL OWNER(S): All reports and financial statements will normally be sent to the registered owner at the address in Section B. If reports and financial statements are to be sent to the Beneficial Owner of an IRA or Keogh, insert name of the Beneficial Owner.

Name of Beneficial Owner Only: _______________________________ Phone: (___)___- ___________

Address: _____________________________________________________________________________

H. BROKER-DEALER/REGISTERED REPRESENTATIVE DATA (broker-dealer use only):

Broker-Dealer NASD Firm Name: ________________________ Telephone Number: (___)___- _______

Main Office Address: __________________________________________________________________

Authorized Signature: ______________________________________________ Date: ______________

Print or Type Name of Registered Representative:____________________________________________

Signature: _________________________________________________ Phone: (__)______- _________

Branch Office Address: _________________________________________________________________

SEND TO: Network 1 Financial Securities, Inc. ACCEPTED:

Attn: Mr. Mike Zarraga, Vice President ZION OIL & GAS, INC.

2 Bridge Avenue, Penthouse Suite

Red Bank, NJ 07701 By:_______________________

Phone (800) 886-7007 Fax (732) 758-6671 Title: Date: